                                                                 Exhibit 4(a)-29

================================================================================




                               AVISTA CORPORATION

                                       TO

                                 CITIBANK, N.A.

                           As Successor Trustee under

                           Mortgage and Deed of Trust,

                            dated as of June 1, 1939



                            ------------------------




                      TWENTY-EIGHTH SUPPLEMENTAL INDENTURE

          Providing among other things for a series of bonds designated
               "First Mortgage Bonds, Collateral Series due 2002"

                                Due May 29, 2002



                            ------------------------




                          Dated as of September 1, 2001



================================================================================

                      TWENTY-EIGHTH SUPPLEMENTAL INDENTURE

               THIS INDENTURE, dated as of the 1st day of September 2001, between AVISTA CORPORATION (formerly known as The Washington Water Power Company), a corporation of the State of Washington, whose post office address is 1411 East Mission Avenue, Spokane, Washington 99202 (the "Company"), and CITIBANK, N.A., formerly First National City Bank (successor by merger to First National City Trust Company, formerly City Bank Farmers Trust Company), a national banking association incorporated and existing under the laws of the United States of America, whose post office address is 111 Wall Street, New York, 10043 New York (the "Trustee"), as Trustee under the Mortgage and Deed of Trust, dated as of June 1, 1939 (the "Original Mortgage"), executed and delivered by the Company to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, this indenture (the "Twenty-eighth Supplemental Indenture") being supplemental to the Original Mortgage, as heretofore supplemented and amended.

               WHEREAS pursuant to a written request of the Company made in accordance with Section 103 of the Original Mortgage, Francis M. Pitt (then Individual Trustee under the Mortgage, as supplemented) ceased to be a trustee thereunder on July 23, 1969, and all of his powers as Individual Trustee have devolved upon the Trustee and its successors alone; and

               WHEREAS by the Original Mortgage the Company covenanted that it would execute and deliver such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Original Mortgage and to make subject to the lien of the Original Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

               WHEREAS the Company has heretofore executed and delivered, in addition to the Original Mortgage, the indentures supplemental thereto, and has issued the series of bonds, set forth in Exhibit A hereto (the Mortgage, as supplemented and amended by the First through Twenty-seventh Supplemental Indentures being herein sometimes called collectively, the "Mortgage"); and

               WHEREAS the Original Mortgage and the First through Twenty-sixth Supplemental Indentures have been appropriately filed or recorded in various official records in the States of Washington, California, Idaho, Montana and Oregon, as set forth in the First through Twenty-seventh Supplemental Indentures; and

               WHEREAS the Twenty-seventh Supplemental Indenture, dated as of January 1, 1994, has been appropriately filed or recorded in the various official records in the States of Washington, California, Idaho, Montana and Oregon set forth in Exhibit B hereto; and

               WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered a Short Form Mortgage and Security Agreement, in multiple counterparts dated as of various dates in 1992, and such instrument has been appropriately filed or recorded in the various official records in the States of California, Montana and Oregon; and

               WHEREAS in addition to the property described in the Mortgage the Company has acquired certain other property, rights and interests in property; and

               WHEREAS Section 8 of the Original Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company; that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof; and that such series may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

               WHEREAS Section 120 of the Original Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

               WHEREAS the Company now desires to create a new series of bonds; and

               WHEREAS the execution and delivery by the Company of this Twenty-eighth Supplemental Indenture, and the terms of the bonds of the Twenty-sixth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors, and all things necessary to make this Twenty-eighth Supplemental Indenture a valid, binding and legal instrument have been performed;

               NOW, THEREFORE, THIS INDENTURE WITNESSETH: That the Company, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby confirms the estate, title and rights of the Trustee (including without limitation the lien of the Mortgage on the property of the Company subjected thereto, whether now owned or hereafter acquired) held as security for the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage according to their tenor and effect and the performance of all the provisions of the Mortgage and of such bonds, and, without limiting the generality of the foregoing, hereby confirms the grant, bargain, sale, release, conveyance, assignment, transfer, mortgage, pledge, setting over and confirmation unto the Trustee, contained in the Mortgage, of all the following described properties of the Company, whether now owned or hereafter acquired, namely:

               All of the property, real, personal and mixed, of every character and wheresoever situated (except any hereinafter or in the Mortgage expressly excepted) which the Company now owns or, subject to the provisions of
        Section 87 of the Mortgage, may hereafter acquire prior to the satisfaction and discharge of the Mortgage, as fully and completely as if herein or in the Mortgage specifically described, and including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in Mortgage) all lands, real estate, easements, servitudes, rights of way and leasehold and other interests in real estate; all rights to the use or appropriation of water, flowage rights, water storage rights, flooding rights, and other rights in respect of or relating to water; all plants for the generation of electricity, power houses, dams, dam sites, reservoirs, flumes, raceways, diversion works, head works, waterways, water works, water systems, gas plants, steam heat plants, hot water plants, ice or refrigeration plants, stations, substations, offices, buildings and other works and structures and the equipment thereof and all improvements, extensions and additions thereto; all generators, machinery, engines, turbines, boilers, dynamos, transformers, motors, electric machines, switchboards, regulators, meters, electrical and mechanical appliances, conduits, cables, pipes and mains; all lines and systems for the transmission and distribution of electric current, gas, steam heat or water for any purpose; all towers, mains, pipes, poles, pole lines, conduits, cables, wires, switch racks, insulators, compressors, pumps, fittings, valves and connections; all motor vehicles and automobiles; all tools, implements, apparatus, furniture, stores, supplies and equipment; all franchises (except the Company's franchise to be a corporation), licenses, permits, rights, powers and privileges; and (except as hereinafter or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature.

               TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

               THE COMPANY HEREBY CONFIRMS that, subject to the provisions of
Section 87 of the Original Mortgage, all the property, rights, and franchises acquired by the Company after the date thereof (except any hereinbefore or hereinafter or in the Mortgage expressly excepted) are and shall be as fully embraced within the lien of the Mortgage as if such property, rights and franchises had been owned by the Company at the date of the Original Mortgage and had been specifically described therein.

               PROVIDED THAT the following were not and were not intended to be then or now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed under the Mortgage and were, are and shall be expressly excepted from the lien and operation namely:
(l) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property heretofore released pursuant to any provisions of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Original Mortgage by reason of the occurrence of a Completed Default as defined in said Article XII.

               TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company in the Mortgage as aforesaid, or intended so to be, unto the Trustee, and its successors, heirs and assigns forever.

               IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as set forth in the Mortgage, this Twenty-eighth Supplemental Indenture being supplemental to the Mortgage.

               AND IT IS HEREBY FURTHER CONFIRMED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property in the Mortgage described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Original Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Original Mortgage as a part of the property therein stated to be conveyed.

               The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

                                    ARTICLE I

                          TWENTY-SIXTH SERIES OF BONDS

               SECTION 1. (I) There shall be a series of bonds designated "Collateral Series due 2002" (herein sometimes referred to as the "Twenty-sixth Series"), each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which has been established by Resolution of the Board of Directors of the Company, is set forth on Exhibit C hereto. Bonds of the Twenty-sixth Series shall be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, any amount in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof) and shall be dated as in Section 10 of the Mortgage provided. Each bond of the Twenty-sixth Series shall mature on

May 29, 2002 and shall bear interest, be redeemable and have such other terms and provisions as set forth below.

               (II) The Bonds of the Twenty-sixth Series shall have the following terms and characteristics:

               (a) the Bonds of the Twenty-sixth Series shall be initially authenticated and delivered under the Indenture in the aggregate principal amount of $220,000,000;

               (b) the Bonds of the Twenty-sixth Series shall bear interest at the rate of ten per centum (10%) per annum; interest on such bonds shall accrue from and including the date of the initial authentication and delivery thereof, except as otherwise provided in the form of bond attached hereto as Exhibit C; interest on such bonds shall be payable on each Interest Payment Date and at Maturity (as each of such terms is hereafter defined); and interest on such bonds during any period for which payment is made shall be computed in accordance with the Credit Agreement (as hereinafter defined);

               (c) the principal of and premium, if any, and interest on each bond of the Twenty-sixth Series payable at Maturity shall be payable upon presentation thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency as at the time of payment is legal tender for public and private debts. The interest on each bond of the Twenty-sixth Series (other than interest payable at Maturity) shall be payable directly to the registered owners thereof;

               (d) the Bonds of the Twenty-sixth Series shall not be redeemable, in whole or in part, at the option of the Company;

               (e) (i) the Bonds of the Twenty-sixth Series are to be issued and delivered to the Agent (as hereinafter defined) in order to provide the benefit of the lien of the Mortgage as security for the obligation of the Company under the Credit Agreement to pay the Obligations (as hereinafter defined), to the extent and subject to the limitations set forth in clauses (iii) and (iv) of this subdivision;

               (ii) upon the earliest of (A) the occurrence of an Event of Default under the Credit Agreement, and further upon the condition that, in accordance with the terms of the Credit Agreement, the Commitments (as hereinafter defined) shall have been or shall have terminated and the Loans (as hereinafter defined) shall have been declared to be or shall have otherwise become due and payable immediately and the Agent shall have delivered to the Company a notice demanding redemption of the Bonds of the Twenty-sixth Series which notice states that it is being delivered pursuant to Article VII of the Credit Agreement, (B) the occurrence of an Event of Default under clause (g) or (h) of Article VII of the Credit Agreement, and (C) May 29, 2002, then all Bonds of the Twenty-sixth Series shall be redeemed or paid immediately at the principal amount thereof plus accrued interest to the date of redemption or payment;

               (iii) the obligation of the Company to pay the accrued interest on Bonds of the Twenty-sixth Series on any Interest Payment Date prior to Maturity (a) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (b) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of interest on the Bonds of the Twenty-sixth Series);

               (iv) the obligation of the Company to pay the principal of and accrued interest on Bonds of the Twenty-sixth Series at or after Maturity (x) shall be deemed to have been satisfied and discharged in full in the event that all amounts then due in respect of the Obligations shall have been paid or (y) shall be deemed to remain unsatisfied in an amount equal to the aggregate amount then due in respect of the Obligations and remaining unpaid (not in excess, however, of the amount otherwise then due in respect of principal of and accrued interest on the Bonds of the Twenty-sixth Series).

               (v) the Trustee shall be entitled to presume that the obligation of the Company to pay the principal of and interest on the Bonds of the Twenty-sixth Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Agent, signed by an authorized officer thereof, stating that the principal of and/or interest on the Bonds of the Twenty-sixth Series has become due and payable and had not been fully paid, and specifying the amount of funds required to make such payment;

               (f) no service charge shall be made for the registration of transfer or exchange of Bonds of the Twenty-sixth Series;

               (g) in the event of an application by the Agent for a substituted Bond of the Twenty-sixth Series pursuant to Section 16 of the Original Mortgage, the Agent shall not be required to provide any indemnity or pay any expenses or charges as contemplated in said Section 16; and

               (h) the Bonds of the Twenty-sixth Series shall have such other terms as are set forth in the form of bond attached hereto as Exhibit C.

               Anything in this Supplemental Indenture or in the Bonds of the Twenty-sixth Series to the contrary notwithstanding, if, at the time of the Maturity of such Bonds, the stated aggregate principal amount of such Bonds then Outstanding shall exceed the aggregate Revolving Credit Exposures (as hereinafter defined), the aggregate principal amount of such Bonds shall be deemed to have been reduced by the amount of such excess.

               (III) For all purposes of this Twenty-eighth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms defined below shall have the meanings specified:

               "AGENT" means Toronto Dominion (Texas), Inc., in its capacity as Agent under the Credit Agreement.

               "CREDIT AGREEMENT" means the Credit Agreement, dated as of May 31, 2001, among the Company, the banks parties thereto, The Bank of New York, as

        Documentation Agent, and Toronto Dominion (Texas), Inc. as Agent, as amended, supplemented or otherwise modified from time to time.

               "INTEREST PAYMENT DATE" means December 31, 2001 and March 30,
        2002.

               "MATURITY" means the date on which the principal of the Bonds of the Twenty-sixth Series becomes due and payable, whether at stated maturity, upon redemption or acceleration, or otherwise.

               "COMMITMENTS", "LOANS", "OBLIGATIONS" and "REVOLVING CREDIT EXPOSURES" shall have the meanings specified in the Credit Agreement:

               A copy of the Credit Agreement is on file at the office of the Agent at 909 Fannin, Suite 1700, Houston, TX 77010 and at the office of the Company at 1411 East Mission Avenue, Spokane, WA 99202.

               (IV) Upon the delivery of this Twenty-eighth Supplemental Indenture, bonds of the Twenty-sixth Series in an aggregate principal amount initially not to exceed $220,000,000 are to be issued and will be Outstanding, in addition to $203,500,000 aggregate principal amount of bonds of prior series Outstanding at the date of delivery of this Twenty-eighth Supplemental Indenture.

                                   ARTICLE II

               SECTION 1. The Company reserves the right, subject to appropriate corporate action, but without any consent or other action by holders of bonds of the Twenty-sixth Series, to make such amendments to the Mortgage as shall be necessary in order to make any or all of the amendments to the Mortgage set forth in paragraphs (1), (2), (3), (4), (5), (6) and (8) of Exhibit C to the Twenty-sixth Supplemental Indenture, dated as of April 1, 1993.

               The Company confirms its reservation, contained in Article III of the Fourteenth Supplemental Indenture, dated as of April 1, 1970, of the right, subject to appropriate corporate action but without any consent or other action by holders of bonds of the Twelfth Series (as defined therein), or of any subsequently created series, to make such amendments to the Mortgage as shall be necessary in order to amend Article XVIII of the Mortgage to read as set forth in said Article III of said Fourteenth Supplemental Indenture. In addition, the Company hereby reserves the right, subject to appropriate corporate action but without any consent or other action by holders of bonds of the Twenty-sixth Series, to make such amendments to the Mortgage as shall be necessary in order to make the amendments to the Mortgage set forth in paragraph (7) of Exhibit C to the Twenty-sixth Supplemental Indenture.

               SECTION 2. Notwithstanding the provisions of Section 1 of this
Article II, no amendment to the Mortgage contemplated in such Section 1 shall become effective while any Bonds of the Twenty-sixth Series remain Outstanding unless the registered owner thereof shall have consented to such amendment.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

               SECTION 1. The terms defined in the Original Mortgage shall, for all purposes of this Twenty-eighth Supplemental Indenture, have the meanings specified in the Original Mortgage.

               SECTION 2. The Trustee hereby confirms its acceptance of the trusts in the Original Mortgage declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions in the Original Mortgage set forth, including the following:

               The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-eighth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XVI of the Original Mortgage, shall apply to and form part of this Twenty-eighth Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Twenty-eighth Supplemental Indenture.

               SECTION 3. Whenever in this Twenty-eighth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XV and XVI of the Original Mortgage be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Twenty-eighth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

               SECTION 4. Nothing in this Twenty-eighth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Twenty-eighth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Twenty-eighth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.

               SECTION 5. This Twenty-eighth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

               SECTION 6. The titles of the several Articles of this Twenty-eighth Supplemental Indenture shall not be deemed to be any part thereof.

                            ------------------------

               IN WITNESS WHEREOF, on the __th day of September 2001, AVISTA CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Corporate Secretary or one of its Assistant Corporate Secretaries for and in its behalf, all in The City of Spokane, Washington, as of the day and year first above written; and on the __th day of September 2001, CITIBANK, N.A., has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or one of its Senior Trust Officers or one of its Trust Officers and its corporate seal to be attested by one of its Vice Presidents or one of its Trust Officers, all in The City of New York, New York, as of the day and year first above written.

                                    AVISTA CORPORATION


                                    By_________________________________________
                                                   Vice President

Attest:


___________________________________
        Corporate Secretary

Executed, sealed and delivered
 by AVISTA CORPORATION
in the presence of:

___________________________________


___________________________________

                                    CITIBANK, N.A., AS TRUSTEE


                                    By_________________________________________
                                                     Vice President

Attest:

___________________________________
        Vice President

Executed, sealed and delivered
  by CITIBANK, N.A.,
  as trustee. in the presence of:


___________________________________


___________________________________

STATE OF WASHINGTON )
                    ) ss.:
COUNTY OF SPOKANE   )

               On the __th day of September 2001, before me personally appeared ____________, to me known to be a Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

               On the __th day of September 2001, before me, _________, a Notary Public in and for the State and County aforesaid, personally appeared ___________, known to me to be a Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             __________________________________
                                                   Notary Public

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

               On the __th day of September 2001, before me personally appeared __________, to me known to be a Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

               On the __th day of September 2001, before me, __________, a Notary Public in and for the State and County aforesaid, personally appeared __________, known to me to be a Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             __________________________________
                                                    Notary Public

                                                                       EXHIBIT A

                        MORTGAGE, SUPPLEMENTAL INDENTURES
                               AND SERIES OF BONDS

------------------------ ---------------- --------------------------- ----------------- ------------------
      MORTGAGE OR                                                        PRINCIPAL          PRINCIPAL
     SUPPLEMENTAL                                     SERIES               AMOUNT             AMOUNT
       INDENTURE           DATED AS OF     NO.      DESIGNATION            ISSUED           OUTSTANDING
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Original                 June 1, 1939      1     3-1/2% Series due    $22,000,000             None
                                                        1964
------------------------ ---------------- ----- --------------------- ----------------- ------------------
First                    October 1, 1952   2     3-3/4% Series due     30,000,000             None
                                                        1982
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Second                   May 1, 1953       3     3-7/8% Series due     10,000,000             None
                                                        1983
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Third                    December 1,                    None
                         1955
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Fourth                   March 15, 1957                 None
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Fifth                    July 1, 1957      4     4-7/8% Series due     30,000,000             None
                                                        1987
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Sixth                    January 1, 1958   5     4-1/8% Series due     20,000,000             None
                                                        1988
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Seventh                  August 1, 1958    6     4-3/8% Series due     15,000,000             None
                                                        1988
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Eighth                   January 1, 1959   7     4-3/4% Series due     15,000,000             None
                                                        1989
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Ninth                    January 1, 1960   8     5-3/8% Series due     10,000,000             None
                                                        1990
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Tenth                    April 1, 1964     9     4-5/8% Series due     30,000,000             None
                                                        1994
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Eleventh                 March 1,1965      10    4-5/8% Series due     10,000,000             None
                                                        1995
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twelfth                  May 1, 1966                    None
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Thirteenth               August 1, 1966    11    6    % Series due     20,000,000             None
                                                        1996
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Fourteenth               April 1, 1970     12    9-1/4% Series due     20,000,000             None
                                                        2000
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Fifteenth                May 1, 1973       13    7-7/8% Series due     20,000,000             None
                                                        2003
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Sixteenth                February 1,       14    9-3/8% Series due     25,000,000             None
                         1975                           2005
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Seventeenth              November 1,       15    8-3/4% Series due     30,000,000             None
                         1976                           2006
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Eighteenth               June 1, 1980                   None
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Nineteenth               January 1, 1981   16    14-1/8% Series due    40,000,000             None
                                                        1991
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twentieth                August 1, 1982    17    15-3/4% Series due    60,000,000             None
                                                     1990-1992
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twenty-First             September 1,      18    13-1/2% Series due    60,000,000             None
                         1983                           2013
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twenty-Second            March 1, 1984     19    13-1/4% Series due    60,000,000             None
                                                        1994
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twenty-Third             December 1,       20    9-1/4% Series due     80,000,000             None
                         1986                           2016
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twenty-Fourth            January 1, 1988   21    10-3/8% Series due    50,000,000             None
                                                        2018
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twenty-Fifth             October 1, 1989   22    7-1/8% Series due     66,700,000             None
                                                        2013
------------------------ ---------------- ----- --------------------- ----------------- ------------------
                                           23    7-2/5% Series due     17,000,000             None
                                                        2016
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twenty-Sixth             April 1, 1993     24   Secured Medium-Term   250,000,000          129,500,000
                                                       Notes,
                                                      Series A
                                                   ($250,000,000
                                                    authorized)
------------------------ ---------------- ----- --------------------- ----------------- ------------------
Twenty-Seventh           January 1, 1994   25   Secured Medium-Term   161,000,000          74,000,000
                                                       Notes,
                                                      Series B
                                                   ($250,000,000
                                                    authorized)
------------------------ ---------------- ----- --------------------- ----------------- ------------------

                                                                       EXHIBIT B

                             FILING AND RECORDING OF
                      TWENTY-SEVENTH SUPPLEMENTAL INDENTURE

                             FILING IN STATE OFFICES

------------------------- ---------------------- ----------------------- ----------------------
                                                                         FINANCING STATEMENT
         STATE                  OFFICE OF                 DATE             DOCUMENT NUMBER
------------------------- ---------------------- ----------------------- ----------------------
      Washington           Secretary of State           06/27/94              94-178-0305
------------------------- ---------------------- ----------------------- ----------------------
      Idaho                Secretary of State           06/27/94               B-618256
------------------------- ---------------------- ----------------------- ----------------------
      Montana              Secretary of State           06/25/94                435875
------------------------- ---------------------- ----------------------- ----------------------
      Oregon               Secretary of State           07/08/94                S12171
------------------------- ---------------------- ----------------------- ----------------------
      California           Secretary of State           07/11/94               94141278
------------------------- ---------------------- ----------------------- ----------------------


--------------------------------------------------------------------------------------------------
                           RECORDING IN COUNTY OFFICES
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE MORTGAGE RECORDS               FINANCING
                                  --------------------------------------------------  STATEMENT
                                                DOCUMENT                               DOCUMENT
COUNTY             OFFICE OF         DATE        NUMBER       BOOK        PAGE          NUMBER
------------------ -------------- ----------- ------------- --------- -------------- -------------
Washington
 Adams             Auditor         06/27/94      234983       213        529-543         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Asotin            Auditor         06/29/94      209229       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Benton            Auditor         06/27/94     94-21798      610       2026-2040        N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Douglas           Auditor         06/27/94      296880       M408       249-263         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Ferry             Auditor         06/27/94      228205       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Franklin          Auditor         06/27/94      511179       348        629-642         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Garfield          Auditor         06/28/94       2516        N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Grant             Auditor         06/28/94    940628070       48       1688-1702        N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Grays Harbor      Auditor         06/27/94    940628105       94      22348-22362       N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Klickitat         Auditor         06/27/94      241798       311        240-284         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Lewis             Auditor         06/27/94     9410393       609        407-421         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Lincoln           Auditor         06/27/94      396426        63       3812-3826        N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Pend Oreille      Auditor         06/27/94      224002       112       1064-1078        N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Skamania          Auditor         06/27/94      119819       144        101-115         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Spokane           Auditor         06/27/94    9406270090     1616      1627-1641        N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Stevens           Auditor         06/28/94     9407306       180       3009-3023        N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Thurston          Auditor         06/27/94    9406270205     2292       712-726         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Whitman           Auditor         06/27/94      569835       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
------------------ -------------- ----------- ------------- --------- -------------- -------------
California
 El Dorado         Recorder        06/27/94      38601        4297       376-390         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------

--------------------------------------------------------------------------------------------------
                           RECORDING IN COUNTY OFFICES
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE MORTGAGE RECORDS               FINANCING
                                  --------------------------------------------------  STATEMENT
                                                DOCUMENT                               DOCUMENT
COUNTY             OFFICE OF         DATE        NUMBER       BOOK        PAGE          NUMBER
------------------ -------------- ----------- ------------- --------- -------------- -------------
Idaho
 Benewah           Recorder        06/27/94     0197294       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Bonner            Recorder        06/29/94      448003       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Boundary          Recorder        06/27/94     0174119        96          79            N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Clearwater        Recorder        06/27/94      166173       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Idaho             Recorder        06/27/94      375038       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Kootenai          Recorder        06/28/94     1360574       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Latah             Recorder        06/27/94      405741       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Lewis             Recorder        06/27/94      116213       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Nez Perce         Recorder        06/27/94      587858       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Shoshone          Recorder        06/28/94      362587       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------

------------------ -------------- ----------- ------------- --------- -------------- -------------
Montana
 Big Horn          Clerk &         06/29/94      308833        27        482-496
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Broadwater        Clerk &         06/27/94      128530        29        904-918         N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Golden Valley     Clerk &         06/28/94      72280         M        7234-7248        N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Meagher           Clerk &         06/27/94      102949       F39        409-423         N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Mineral           Clerk &         06/27/94      78454         2          414B           N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Rosebud           Clerk &         06/27/94      75447         83        264-278         N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Sanders           Clerk &         06/27/94      10915      Micro #        N/A           N/A
                   Recorder                                  10915
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Stillwater        Clerk &         06/27/94      274663       120         83-97          N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Treasure          Clerk &         06/27/94      74352         13        346-360         N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Wheatland         Clerk &         06/27/94      95718         M        9568-8582        N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Yellowstone       Clerk &         06/27/94     1746403       N/A          N/A           N/A
                   Recorder
------------------ -------------- ----------- ------------- --------- -------------- -------------

------------------ -------------- ----------- ------------- --------- -------------- -------------
Oregon
 Douglas           Recorder        06/27/94     94-14676      1304       970-984         N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Jackson           Recorder        06/30/94     94-24332      N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Josephine         Recorder        06/29/94     94-12871      170       3606-3621        N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Klamath           Recorder        06/28/94      83404        M94      19985-19999       N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------
 Union             Recorder        06/27/94      154403       N/A          N/A           N/A
------------------ -------------- ----------- ------------- --------- -------------- -------------


                                      B-2